Significant Accounting Policies and Practices and Recent Accounting Pronouncements Significant Accounting Policies and Practices and Recent Accounting Pronouncements (Tables)	12 Months Ended
Sep. 30, 2017
Property, Plant and Equipment [Line Items]
Property, Plant and Equipment [Table Text Block]
Property, Plant and Equipment
Property, plant and equipment are recorded at cost. Depreciation is calculated on the straight-line basis over the estimated useful lives of the assets. Property, plant and equipment held under capital leases are amortized on a straight-line basis over the shorter of the lease term or estimated useful life of the asset; such amortization is included in depreciation expense. The Company uses accelerated depreciation methods for income tax purposes. Useful lives for property, plant and equipment are as follows:

Asset Type	Range
Buildings and improvements	20 to 40 years
Machinery and equipment	2 to 15 years

Expenditures which substantially increase value or extend useful lives are capitalized. Expenditures for maintenance and repairs are charged to operations as incurred. The Company records gains and losses on the disposition or retirement of property, plant and equipment based on the net book value and any proceeds received.
Long-lived fixed assets held and used are reviewed for impairment when events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable. Circumstances such as the discontinuation of a product or product line, a sudden or consistent decline in the sales forecast for a product, changes in technology or in the way an asset is being used, a history of operating or cash flow losses or an adverse change in legal factors or in the business climate, among others, may trigger an impairment review. If such indicators are present, the Company performs undiscounted cash flow analyses to determine if impairment exists. The asset value would be deemed impaired if the undiscounted cash flows generated did not exceed the carrying value of the asset. If impairment is determined to exist, any related impairment loss is calculated based on fair value. There were no triggering events identified during the year that necessitated an impairment test over property, plant and equipment. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Refer to Note 10, Property, Plant and Equipment, net, for further detail.
Property, plant and equipment, net in the accompanying Consolidated Balance Sheets consist of the following:

	September 30,
	2017	2016
Land, buildings and improvements	$146.6	$141.5
Machinery, equipment and other	380.8	328.8
Capitalized leases	210.3	74.6
Construction in progress	40.4	35.6
Properties, plant and equipment at cost	778.1	580.5
Less: Accumulated depreciation	274.2	213.1
Total properties, plant and equipment, net	$503.9	$367.4

Schedule of Finite-Lived Intangible Assets [Table Text Block]
The range and weighted average useful lives for definite-lived intangibles assets associated with Spectrum Brands’ continuing operations are as follows:

Asset Type	Range	Weighted Average
Customer relationships	2 to 20 years	17.9 years
Technology assets	6 to 18 years	11.4 years
Tradenames	5 to 13 years	6.2 years
Amortizable intangible assets associated with Spectrum Brands’ continuing operations as of September 30, 2017 and 2016 consist of the following:

	September 30, 2017			September 30, 2016
	Cost	Accumulated Amortization	Net	Cost	Accumulated Amortization	Net
Customer relationships	$671.7	$(222.3)	$449.4	$653.4	$(183.5)	$469.9
Technology assets	194.6	(59.7)	134.9	181.3	(76.8)	104.5
Trade names	18.5	(15.1)	3.4	18.3	(11.8)	6.5
	$884.8	$(297.1)	$587.7	$853.0	$(272.1)	$580.9